Exhibit 99.1

Virgin Galactic Announces Fourth Quarter and Full Year 2021 Financial Results

•Commercial Service Remains on Track for Q4 2022
•Current Fleet Enhancement Program On Schedule to be Completed in Q3 2022
•Opened Ticket Sales to the General Public

TUSTIN, CALIFORNIA. – February 22, 2022 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the fourth quarter and full year ended December 31, 2021 and provided a business update.

“We remain on track and on schedule to complete our enhancement program and launch commercial service later this year,” said Michael Colglazier, Chief Executive Officer of Virgin Galactic. “We achieved many important milestones in 2021 that laid an essential foundation towards becoming a scaled, commercial operation. In recent weeks, we opened sales to the general public and launched our new global consumer brand. Demand for our one-of-a-kind experience remains strong, and we are currently building our operations to accommodate our growing customer base.”

Fourth Quarter and Full Year 2021 Business Highlights:

•Opened sales at new price point of USD $450,000 for private astronauts in Q3 2022.
•Opened a new Engineering, Design and Corporate headquarters, which will serve as the primary hub for R&D and the development of both the Delta class spaceship and the next generation motherships.
•In July 2021, successfully completed first fully crewed spaceflight, Unity 22, which fulfilled test objectives including evaluating the cabin and customer experience.
•In June 2021, received approval from the Federal Aviation Administration for full commercial launch license, marking the first time that the agency licensed a company to fly customers to space.
•In May 2021, successfully completed first spaceflight from Spaceport America, New Mexico, Unity 21, which fulfilled various test objectives and carried revenue-generating scientific research experiments.
•Rolled out Spaceship III, VSS Imagine, the second spaceship in the current fleet.

Fourth Quarter 2021 Financial Highlights:

•Cash position remains strong, with cash, cash equivalents, restricted cash and marketable securities of approximately $931 million as of December 31, 2021. This does not reflect our recent fundraise.
•GAAP selling, general, and administrative expenses of $40 million, compared to $33 million in the fourth quarter of 2020. Non‐GAAP selling, general and administrative expenses of $29 million in the fourth quarter of 2021, compared to $21 million in the fourth quarter of 2020.
•GAAP research and development expenses of $42 million, compared to $41 million in the fourth quarter of 2020. Non‐GAAP research and development expenses of $36 million in the fourth quarter of 2021, compared to $38 million in the fourth quarter of 2020.
•Adjusted EBITDA totaled $(65) million, compared to $(60) million in the fourth quarter of 2020.
•Net loss of $81 million, compared to a $104 million net loss in the fourth quarter of 2020.

Recent Updates:

•On February 15, 2022, announced the opening of tickets sales to the general public and launched new consumer brand.
•On February 8, 2022, announced the appointment of Blair Rich as President and Chief Business Officer, Commercial and Consumer Operations. In this newly created role, Rich will lead all aspects of the Company’s commercial strategy including sales, marketing, business and product development, communications, operations, and customer experience.
•Progressed plans for the design and location of new final assembly manufacturing facility for the Delta class spaceships.

Exhibit 99.1

•In final stages of negotiations with preferred suppliers to manufacture the next generation of our motherships.
•On January 13, 2022, announced a convertible debt offering with $425 million in gross proceeds subsequently raised. The proceeds of the offering will be used to fund working capital, general and administrative matters and capital expenditures to accelerate the development of the Delta class spaceship fleet and next generation motherships.

Financial Guidance:

The following forward-looking statements reflect our expectations for the first quarter of 2022 as of February 22, 2022, and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Forecasted free cash flow for the first quarter of 2022 is expected to be in the range of $(75) to $(85) million.

Conference Call Information

Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 844 200 6205 or +1 646 904 5544 and enter the conference ID number 022958. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. It is developing a spaceflight system designed to connect the world to the love, wonder and awe created by space travel and to offer customers a transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Virgin Galactic Holdings, Inc. (the "Company"), including statements regarding the Company’s spaceflight systems, markets and expected flight schedule. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Exhibit 99.1

Fourth Quarter 2021 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands except for per share data)

	Three Months Ended		Years Ended
	(Unaudited)		(Unaudited)
	December 31, 2021	December 31, 2020	December 31, 2021		December 31, 2020
Revenue	$141	$—	$3,292		$238
Cost of revenue	2	—	272		173
Gross profit	139	—	3,020		65
Selling, general, and administrative expenses	39,902	32,854	173,178		116,592
Research and development expenses	41,518	41,481	149,377		158,757
Operating loss	(81,281)	(74,335)	(319,535)		(275,284)
Change in fair value of warrants	—	(30,080)	(34,650)		(371,852)
Interest income, net	417	262	1,183		2,241
Other income (expense)	72	9	182		14
Loss before income taxes	(80,792)	(104,144)	(352,820)		(644,881)
Income tax (benefit) expense	5	(28)	79		6
Net loss	(80,797)	(104,116)	(352,899)		(644,887)
Other comprehensive loss:
Foreign currency translation adjustment	118	(48)	129		(54)
Unrealized loss on marketable securities	(1,566)	—	(2,003)		—
Total comprehensive loss	$(82,245)	$(104,164)	$(354,773)	$(354,773)	$(644,941)

Net loss per share:
Basic and diluted	$(0.31)	$(0.44)	$(1.43)		$(2.94)

Weighted-average shares outstanding:
Basic and diluted	257,887,722	236,722,884	247,618,557		219,107,905

Exhibit 99.1

VIRGIN GALACTIC HOLDINGS, INC.
Consolidated Balance Sheets
(In thousands, except share data)

	December 31, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$524,481	$665,924
Restricted cash	25,549	13,031
Marketable securities, short-term	79,418	—
Inventories	29,668	30,483
Prepaid expenses and other current assets	19,476	18,489
Total current assets	678,592	727,927
Marketable securities, long-term	301,463	—
Property, plant, and equipment, net	47,498	53,148
Other non-current assets	41,281	22,915
Total assets	$1,068,834	$803,990
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	9,237	5,998
Accrued liabilities	28,787	22,982
Customer deposits	90,863	83,211
Other current liabilities	2,636	2,830
Total current liabilities	131,523	115,021
Non-current liabilities
Warrant liability	—	135,440
Other long-term liabilities	43,047	26,451
Total liabilities	$174,570	$276,912
Stockholders' Equity
Preferred stock, $0.0001 par value; 10,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 700,000,000 shares authorized; 258,166,417 and 236,123,659 shares issued and outstanding as of December 31, 2021 and 2020, respectively	26	23
Additional paid-in capital	2,019,750	1,297,794
Accumulated deficit	(1,123,643)	(770,744)
Accumulated other comprehensive income	(1,869)	5
Total stockholders' equity	894,264	527,078
Total liabilities and stockholders' equity	$1,068,834	$803,990

Exhibit 99.1
VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Years Ended
	(Unaudited)		(Unaudited)
	December 31, 2021	December 31, 2020	December 31, 2021		December 31, 2020
Cash flows from operating activities
Net loss	$(80,797)	$(104,116)	$(352,899)		$(644,887)
Stock-based compensation	13,101	11,749	61,805		30,324
Depreciation and amortization	2,883	2,783	11,518		9,781
Change in fair value of warrant liability	—	30,080	34,650		371,852
Other operating activities, net	53	21	11		96
Change in assets and liabilities
Inventories	(363)	176	815		1,371
Other current and non-current assets	(9,807)	(8,569)	(3,465)		(2,417)
Accounts payable and accrued liabilities	6,111	(1,729)	7,935		(1,010)
Customer deposits	5,504	21	7,652		(151)
Other current and non-current liabilities	(1,811)	(512)	1,215		1,882
Net cash used in operating activities	(65,126)	(70,096)	(230,763)		(233,159)
Cash flows from investing activities
Capital expenditures	(2,183)	(3,540)	(4,635)		(17,201)
Purchases of marketable securities	(96,752)	—	(382,884)		—
Net cash used in investing activities	(98,935)	(3,540)	(387,519)	(387,519)	(17,201)
Cash flows from financing activities
Payments of finance lease obligations	(35)	(34)	(140)		(123)
Repayment of notes payable	—	(310)	(310)		(310)
Proceeds from issuance of common stock pursuant to stock options exercised	1,124	2,582	19,980		2,582
Withholding taxes paid on behalf of employee on net settled stock-based awards	(7,622)	(4,368)	(23,401)		(4,767)
Proceeds from issuance of common stocks	—	—	500,000		460,200
Transaction costs	(19)	(122)	(6,772)		(20,988)
Net cash provided by (used in) by financing activities	(6,552)	(2,252)	489,357		436,594
Net increase (decrease) in cash and cash equivalents	(170,613)	(75,888)	(128,925)		186,234
Cash, cash equivalents and restricted cash at beginning of period	720,643	754,843	678,955		492,721
Cash, cash equivalents and restricted cash at end of period	$550,030	$678,955	$550,030		$678,955

Cash and cash equivalents	$524,481	$665,924	$524,481		$665,924
Restricted cash	25,549	13,031	25,549		13,031
Cash, cash equivalents and restricted cash	$550,030	$678,955	$550,030		$678,955

Exhibit 99.1
Use of Non-GAAP Financial Measures (Unaudited)
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-capitalized transaction costs, and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of Adjusted EBITDA to net loss for the three months ended December 31, 2021 and 2020 and years ended December 31, 2021 and 2020, respectively, are set forth below (in thousands):

	Three Months Ended		Years Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Loss	$(80,797)	$(104,116)	$(352,899)	$(644,887)
Income tax (benefit) expense	5	(28)	79	6
Interest expense	6	10	25	36
Depreciation & amortization	2,883	2,783	11,518	9,781
EBITDA	(77,903)	(101,351)	(341,277)	(635,064)
Non-capitalized transaction costs*	—	—	—	697
Stock-based compensation	13,101	11,749	61,805	30,324
Change in fair value of warrants	—	30,080	34,650	371,852
Adjusted EBITDA	$(64,802)	$(59,522)	$(244,822)	$(232,191)

Exhibit 99.1
A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended December 31, 2021 and 2020 and years ended December 31, 2021 and 2020, respectively, are set forth below (in thousands):

	Three Months Ended		Years Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Selling, general, and administrative expenses	$39,902	$32,854	$173,178	$116,592
Stock-based compensation	9,177	9,800	46,181	21,272
Depreciation and amortization	1,590	1,579	6,364	5,388
Non-capitalized transaction costs*	—	—	—	697
Non-GAAP selling, general, administration expenses	$29,135	$21,475	$120,633	$89,235

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended December 31, 2021 and 2020 and years ended December 31, 2021 and 2020, respectively, are set forth below (in thousands):

	Three Months Ended		Years Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Research and development expenses	$41,518	$41,481	$149,377	$158,757
Stock-based compensation	3,924	1,949	15,624	9,052
Depreciation and amortization	1,293	1,204	5,155	4,393
Non-GAAP Research and development expenses	$36,301	$38,328	$128,598	$145,312
The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the three months ended March 31, 2022 (in thousands):

Forecasted Range
Net cash used in operating activities	($ 74,000) - ($ 82,000)
Capital expenditures	($ 1,000) - ($ 3,000)
Free cash flow	($ 75,000) - ($ 85,000)
_______________

*	Non-capitalized transaction costs include non-recurring expenses related to preparation and filing of an S-1 registration statement in the first quarter of 2020.
For media inquiries:
Aleanna Crane - Vice President Communications
Virgingalacticpress@virgingalactic.com
575.800.4422

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vg-ir@virgingalactic.com